Exhibit 99

Birmingham Bloomfield Bancshares, Inc. 33583 Woodward Avenue Birmingham, MI 48009 248-723-7200

October 25, 2012

For Immediate Release:	Contact:	Robert M. Farr
Chief Executive Officer
Birmingham Bloomfield Bancshares, Inc.
248-283-6430

Birmingham Bloomfield Bancshares, Inc.

Announces improved pre-tax earnings and strong loan demand

BIRMINGHAM, MI—Birmingham Bloomfield Bancshares, Inc. (OTC Market Place: BBBI) (“the Company”), the holding company for Bank of Birmingham, today announced unaudited results for the three and nine month periods ended September 30, 2012. The positive results are the product of an increase in net interest income and portfolio loan growth.

The Company reported net income of $138,000 or $0.08 per common share for the third quarter of 2012 compared to net income of $109,000 or $0.06 per common share for the same period of 2011. Net income for the nine month period ended September 30, 2012 was $682,000 or $0.38 per common share compared to $785,000 or $0.44 per common share for the same period last year. The 2012 performance was impacted by the recognition of income tax expense not required in 2011. Excluding tax expense, net income before preferred dividends was $228,000 and $1,089,000, respectively for the three and nine month periods of 2012, an increase of 29.1% and 14.7% compared to the same periods of 2011.

Chief Executive Officer, Rob Farr, issued the results and commented, “The core operations of the Bank continue to improve and provide a strong foundation for the Company. The year to date performance produced record earnings on a pre-tax basis and the third quarter pre-tax, pre-provision Return on Average Assets was 1.52%. Our net interest margin was 4.65% for the quarter and loan demand remains strong in our market as total loans reached $118.4 million, an increase of 11.4% from December 31, 2011. We have been very successful in reporting improved results during this difficult economic environment and continue to focus on providing meaningful value for our shareholders.”

Results of Operation

The Company continues to experience an increase in net interest income as a result of growth in the loan portfolio and lower net funding costs. Net interest income for the third quarter of 2012 was $1.507 million a 17.6% increase relative to the same quarter of 2011. Net interest margin for the quarter was 4.65%, compared to 4.91% for the most recent linked quarter. The compression is a result of the current balance sheet mix and the competitive pricing environment. Net interest income for the first nine months of 2012 increased 15.9% to $4.396 million compared to the same period of 2011. Net interest margin for the year to date period ended September 30, 2012 was 4.78% compared to 4.48% in 2011.

Birmingham Bloomfield Bancshares, Inc. 33583 Woodward Avenue Birmingham, MI 48009 248-723-7200

The Company provided $330,000 in provision expense during the third quarter of 2012, an increase of $225,000 compared to the same period last year. Total provision expense for the year to date period ending September 30, 2012 was $400,000, compared to $159,000 for the nine month period in 2011. The increase in provision expense is attributable to the new loan volume and additional reserve requirements on collaterally deficient loans. There have been no net charge offs during 2012 compared to $108,000 for the same period last year.

Non-interest income continues to have a significant impact on the performance of the organization. Total non-interest income for the third quarter of 2012 was $300,000, compared to $319,000 for the same period of 2011. The decrease is a result of a reduction in revenue from SBA loan activity and sales of residential mortgage loans in the secondary market. The decline was mitigated by an increase in other revenue, primarily from earnings on Bank Owned Life Insurance. Total non-interest income for the year to date period ending September 30, 2012 was $895,000, a decrease of $29,000 from 2012. The reduction is a function of lower SBA loan volume, but the impact of the lost revenue was offset by an increase in earnings on residential mortgage activity, additional ancillary fee income and a gain on the sale of a bank owned property.

Total non-interest expense for the third quarter of 2012 was $1.248 million, compared to $1.317 million for the same quarter of 2011. The net decrease was the result of a focused effort to reduce expenses and improve operational efficiency. The largest decline was reported in salaries and benefits. This was a result of a reduction in the average number employees for the period. Year to date non-interest expense for 2012 was $3.803 million, an increase of $195,000 relative to the same period in 2011. The increase in expenses was the result of increased commissions associated with higher residential mortgage loan volume, facility expansion, operating system investments, and dedicating resources to business marketing efforts to improve franchise recognition.

Balance Sheet

Total assets as of September 30, 2012 were $148.5 million, a 19.4% increase from December 31, 2011. The growth was the result of an increase in business development efforts, a focused commitment to generate organic loan growth in our local market and expanding the product options available to customers. Total portfolio loans reached $118.4 million at the end of the third quarter, an increase of $5.4 million from June 30, 2012 and $15.9 million from September 30, 2011. The asset quality of the Company remains excellent; no charge offs have been reported in 2012 and the allowance for loan loss was 1.67% of total portfolio loans. Total deposits as of September 30, 2012 were $131.1 million, an increase of 18.0% from the same period in 2011. The Bank continues to be classified as well capitalized based on regulatory guidelines and the Tier 1 ratio was 9.20% for the quarter.

Birmingham Bloomfield Bancshares, Inc. is the holding company for Bank of Birmingham, a full-service community bank serving Oakland County. Bank of Birmingham is dedicated to providing financial services to small and medium sized businesses; their owners and employees; professionals; and individuals who work or reside in the Oakland County market area. Every Bank of Birmingham customer has a relationship manager who serves a single point of contact empowered to provide all the bank’s services. Birmingham Bloomfield Bancshares, Inc. marketmakers include Howe Barnes Hoefer and Arnett (acquired by Raymond James), Chicago; Monroe Securities, Chicago; and Hudson Securities, Inc., Jersey City, New Jersey.

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Birmingham Bloomfield Bancshares, Inc. 33583 Woodward Avenue Birmingham, MI 48009 248-723-7200

Forward-Looking Statements

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include: changes in interest rates and interest-rate relationships; changes in the national and local economy; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulations; changes in tax laws; changes in prices, levies, and assessments; our ability to successfully integrate acquisitions into our existing operations, and the availability of new acquisitions, joint ventures and alliance opportunities; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and other factors included in the Company’s filings with the Securities and Exchange Commission, available free via EDGAR. The Company assumes no responsibility to update forward-looking statements.

(Unaudited Consolidated Financial Statements Follow)

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Birmingham Bloomfield Bancshares, Inc.

Consolidated Balance Sheet (Unaudited)

	September 30,	December 31,	September 30,
	2012	2011	2011
ASSETS
Cash and due from banks	$20,841,410	$4,693,585	$15,212,448
Federal funds sold	—	—	—

Total cash and cash equivalents	20,841,410	4,693,585	15,212,448
Securities available-for-sale	3,837,942	4,594,761	4,182,261
Securities held-to-maturity	—	—	—
Federal Home Loan Bank Stock	218,100	169,900	169,900

Total securities	4,056,042	4,764,661	4,352,161
Loans held for sale	—	2,484,829	1,232,221
Portfolio loans
Consumer loans	1,380,152	1,305,501	1,165,438
Mortgage loans	16,222,484	11,572,620	10,641,099
Commercial loans	100,837,254	93,419,805	90,773,268

Total loans	118,439,890	106,297,926	102,579,805
Less: Allowance for loan loss	1,974,350	1,574,350	1,499,350

Net loans	116,465,540	104,723,576	101,080,455
Premises and equipment, net	1,326,624	1,395,187	1,446,008
Bank owned life insurance	2,162,296	2,100,000	—
Accrued interest receivable and other assets	3,644,739	4,235,623	1,419,754

TOTAL ASSETS	$148,496,651	$124,397,461	$124,743,047

LIABILITIES
Deposits
Noninterest-bearing	$21,733,611	$19,662,283	$15,830,438
Interest-bearing	109,413,057	88,015,546	95,340,302

Total deposits	131,146,668	107,677,829	111,170,740
Short term borrowings	—	—	—
Accrued interest payable, taxes and other liabilities	667,533	755,090	516,351

Total liabilities	131,814,201	108,432,919	111,687,091
SHAREHOLDERS’ EQUITY
Senior preferred stock, series D	4,621,000	4,621,000	4,621,000
Common Stock, no par value	17,105,618	17,066,618	17,066,618
Authorized—9,000,000 shares, Issued and outstanding—1,824,662 1,812,662 and 1,812,662 shares respectively
Accumulated other comprehensive income	91,669	95,168	152,009
Additional paid in capital—share based payments	493,154	493,154	493,154
Accumulated deficit	(5,628,991)	(6,311,398)	(9,276,825)

Total shareholders’ equity	16,682,451	15,964,542	13,055,956

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$148,496,651	$124,397,461	$124,743,047

Book value per share	$6.61	$6.26	$4.65

Birmingham Bloomfield Bancshares, Inc.

Consolidated Statement of Income (Unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
Interest Income
Interest and fees on loans
Commercial loans	$1,507,071	$1,419,136	$4,422,140	$4,234,101
Installment loans	18,358	16,621	52,636	43,168
Mortgage loans	69,602	21,335	181,095	56,504
Home Equity loans	90,632	94,114	278,370	289,706
Late charges and fees	28,230	3,460	62,483	21,240

Total loan interest and fee income	1,713,893	1,554,666	4,996,724	4,644,719

Interest bearing deposits	7,317	4,940	13,907	15,291
Federal Funds Sold	—	—	—	13
Interest on investment securities
Taxable	23,309	22,064	72,249	74,786
Tax-exempt	992	408	3,000	408

Total investment income	24,301	22,472	75,249	75,194
Total interest income	1,745,511	1,582,078	5,085,880	4,735,217
Interest Expense
Interest on deposits	238,608	301,195	689,555	929,127
Interest on borrowed funds	—	—	64	14,509

Total interest expense	238,608	301,195	689,619	943,636

Net Interest Income	1,506,903	1,280,883	4,396,261	3,791,581
Provision for loan losses	330,000	105,000	400,000	159,000

Net Interest Income After Provision for Loan Losses	1,176,903	1,175,883	3,996,261	3,632,581
Non-interest Income
Service charge income	19,413	15,208	58,710	39,369
Mortgage banking activities	77,165	108,384	274,032	167,145
SBA loan sales	173,099	186,151	321,848	686,884
Other income	30,031	8,808	240,733	30,426

Total non-interest income	299,708	318,551	895,323	923,824
Non-interest Expense
Salaries and employee benefits	653,234	729,641	2,055,073	1,955,026
Occupancy expense	122,137	145,294	356,804	388,979
Equipment expense	49,950	55,722	150,229	133,310
Advertising	81,712	29,276	172,180	110,019
Data Processing	63,178	57,379	180,219	166,952
Professional fees	102,328	105,963	378,629	363,403
Loan origination expense	48,091	37,223	155,147	86,273
Regulatory Assessments	25,270	33,603	74,245	115,931
Other expense	102,264	123,360	280,363	287,503

Total non-interest expense	1,248,164	1,317,461	3,802,889	3,607,396
Net Income Before Income Taxes	228,447	176,973	1,088,695	949,009
Income tax expense	78,700	—	361,351	—

Net Income	149,747	176,973	727,344	949,009
Dividend and accretion on preferred stock	11,552	67,995	44,936	164,360

Net Income applicable to common shareholders	$138,195	$108,978	$682,408	$784,649

Income per share—basic	$0.08	$0.06	$0.38	$0.44

Birmingham Bloomfield Bancshares, Inc.

Financial Summary and Selected Ratios (Unaudited)

(Dollars in thousands except per share data)

	Year to Date
	September 30,		Change
	2012	2011	Amount	Percentage
INCOME STATEMENT
Interest Income	$5,086	$4,735	$351	7.4%
Interest Expense	690	944	(254)	-26.9%

Net Interest Income	4,396	3,792	605	15.9%
Provision for loan loss	400	159	241	151.6%
Non-interest income	895	924	(29)	-3.1%
Non-interest expense	3,803	3,607	195	5.4%

Net Income before Income Taxes	1,089	949	140	14.7%
Income tax expense	361	—	361	0.0%

Net Income	727	949	(222)	-23.4%
Dividend and accretion on preferred stock	45	164	(119)	-72.7%

Net Income—common shareholders	$682	$785	$(102)	-13.0%

Income per share—basic & diluted	$0.38	$0.44	$(0.06)	-13.9%

BALANCE SHEET DATA
Total assets	148,497	124,743	23,754	19.0%
Average Assets	135,682	118,010	17,672	15.0%
Total loans	118,440	102,580	15,860	15.5%
Allowance for loan loss (ALLL)	1,974	1,499	475	31.7%
Total deposits	131,147	111,171	19,976	18.0%
Other borrowings	—	—	—	0.0%
Shareholders’ equity	16,682	13,056	3,626	27.8%
Average Equity	16,449	11,728	4,721	40.3%
ASSET QUALITY
Other real estate owned (OREO)	—	298	(298)	-100.0%
Net charge-offs	—	108	(108)	-100.0%
Non-accrual loans	708	—	708	0.0%
(2) Non-performing assets (NPA)	708	298	410	137.5%
Non-accrual loans / total loans	0.60%	0.00%	0.60%	0.0%
Allowance for loan loss / total loans	1.67%	1.46%	0.21%	14.0%

PERFORMANCE MEASUREMENTS
Net interest margin (tax equivalent)	4.78%	4.48%	0.30%	6.7%
(1) Return on average assets (annualized)	0.72%	1.08%	-0.36%	-33.0%
(3) Return on average assets (annualized)	1.47%	1.26%	0.21%	17.1%
(1) Return on average common equity (annualized)	8.21%	15.80%	-7.59%	-48.0%
(3) Return on average common equity (annualized)	16.81%	18.44%	-1.63%	-8.8%
Efficiency ratio	71.9%	76.5%	-4.64%	-6.1%
Tier 1 Leverage Ratio (Bank only)	9.20%	9.22%	-0.02%	-0.22%
Equity / Assets	11.23%	10.47%	0.77%	7.3%
Total loans / Total deposits	90.3%	92.3%	-1.96%	-2.1%
Book value per share	$6.61	$4.65	$1.96	42.1%
Income (loss) per share—basic & diluted	$0.38	$0.44	$(0.06)	-13.9%
Shares outstanding	1,824,662	1,812,662	12,000	0.7%
Average shares outstanding	1,817,874	1,800,557	17,317	1.0%

(1)	Amount is computed on net income before preferred dividends.
(2)	Non-performing assets includes non-accrual loans and other real estate owned.
(3)	Amount is computed on pre-tax, pre-provision earnings before preferred dividends

Birmingham Bloomfield Bancshares, Inc.

Financial Summary and Selected Ratios (Unaudited)

(Dollars in thousands except per share data)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
INCOME STATEMENT
Interest Income	$1,746	$1,719	$1,621	$1,630	$1,582
Interest Expense	239	223	228	280	301

Net Interest Income	1,507	1,496	1,394	1,350	1,281
Provision for loan loss	330	50	20	75	105
Non-interest income	300	112	484	309	319
Non-interest expense	1,248	1,216	1,338	1,484	1,317

Net Income before Income Taxes	228	341	519	100	177
Income tax expense (benefit)	79	111	171	(2,885)	—

Net Income	150	230	348	2,985	177
Dividend and accretion on preferred stock	12	22	12	20	68

Net Income applicable to common shareholders	$138	$208	$336	$2,965	$109

Income per share—basic & diluted	$0.08	$0.11	$0.19	$1.64	$0.06

BALANCE SHEET DATA
Total assets	148,497	139,851	128,663	124,397	124,743
Average Assets	146,057	134,375	126,499	123,317	121,526
Total loans	118,440	113,074	106,628	106,298	102,580
Allowance for loan loss (ALLL)	1,974	1,644	1,594	1,574	1,499
Total deposits	131,147	122,650	111,774	107,678	111,171
Other borrowings	—	—	—	—	—
Shareholders’ equity	16,682	16,546	16,297	15,965	13,056
Average Equity	16,728	16,410	16,206	13,584	12,520

ASSET QUALITY
Other real estate owned (OREO)	—	—	—	298	298
Net charge-offs	—	—	—	—	108
Non-accrual loans	708	—	—	—	—
(2) Non-performing assets (NPA)	708	—	—	298	298
Non-accrual loans / total loans	0.60%	0.00%	0.00%	0.00%	0.00%
Allowance for loan loss / total loans	1.67%	1.45%	1.50%	1.48%	1.46%

PERFORMANCE MEASUREMENTS
Net interest margin (tax equivalent)	4.65%	4.91%	4.80%	4.61%	4.44%
(1) Return on average assets (annualized)	0.41%	0.69%	1.11%	9.60%	0.58%
(3) Return on average assets (annualized)	1.52%	1.17%	1.71%	0.56%	0.92%
(1) Return on average common equity (annualized)	4.92%	7.84%	12.08%	132.13%	8.49%
(3) Return on average common equity (annualized)	18.35%	13.34%	18.72%	7.77%	13.53%
Efficiency ratio	69.1%	75.7%	71.3%	89.4%	82.4%
Tier 1 Leverage Ratio (Bank only)	9.20%	9.82%	10.13%	9.94%	9.22%
Equity / Assets	11.23%	11.83%	12.67%	12.83%	10.47%
Total loans / Total deposits	90.3%	92.2%	95.4%	98.7%	92.3%
Book value per share	$6.61	$6.54	$6.44	$6.26	$4.65
Income (loss) per share—basic & diluted	$0.08	$0.11	$0.19	$1.64	$0.06
Shares outstanding	1,824,662	1,824,662	1,812,662	1,812,662	1,812,662
Average shares outstanding	1,824,662	1,816,222	1,812,662	1,812,662	1,801,652

(1)	Amount is computed on net income before preferred dividends.
(2)	Non-performing assets includes non-accrual loans and other real estate owned.
(3)	Amount is computed on pre-tax, pre-provision earnings before preferred dividends

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